Supplement dated June 5, 2026, to the Prospectus dated May 1, 2026, for the Protective Variable Annuity Investors Series variable annuity contract

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT – FEES, EXPENSES, AND ADJUSTMENTS section is amended as follows:

The “Highest Annual Cost:” amount is changed to $6,889.

The FEE TABLE – Example section is deleted and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including transaction expenses, the Administrative Expenses, Base Contract Expenses, and both maximum and minimum Annual Fund Expenses. The example also assumes that the Return of Purchase Payments Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $100,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

1.	If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$13,060	$25,336	$36,353	$63,048
Minimum Fund Expense	$8,106	$10,905	$12,761	$18,528

2.	If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$6,889	$20,261	$33,108	$63,048
Minimum Fund Expense	$1,594	$4,940	$8,511	$18,528

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

(1) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see “ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date.” The death benefit fee does not apply after the Annuity Date

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If you have any questions regarding this Supplement, please work with your financial professional or contact us toll free at 1-800-456-6330